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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                February 12, 2003




                            AMB FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)




        Delaware                     0-23182                     35-1905382
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(State or other jurisdiction       (Commission                 (IRS Employer
   of incorporation)                 File No.)               Identification No.)



 8230 Hohman Avenue, Munster, Indiana                               46321
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(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code: (219) 836-5870
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                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 5.   OTHER EVENTS

          On February 12, 2003, AMB Financial Corp. ("AMB") issued the attached press release announcing the notice of Annual Shareholders Meeting




ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)     Exhibits

                  99.      Press release dated February 12, 2003.





























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          SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       AMB FINANCIAL CORPORATION


Date: February 12, 2003                By: /s/ Clement B. Knapp
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                                           Clement B. Knapp, Jr.
                                           President and Chief Executive Officer



Date: February 12, 2003                By: /s/ Daniel T. Poludniak
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                                           Daniel T. Poludniak, Vice President,
                                           Treasurer and Chief Financial Officer






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